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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                              ____________________

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
                              ____________________


               Date of Report (Date of earliest event reported):
                                 JULY 14, 1995


                                L.A. GEAR, INC.
             (Exact name of registrant as specified in its charter)


                                   CALIFORNIA
                 (State or other jurisdiction of incorporation)


                                    1-10157
                            (Commission File Number)


                                   95-3375118
                       (IRS Employer Identification No.)


           2850 OCEAN PARK BOULEVARD, SANTA MONICA, CALIFORNIA  90405
           (Address of principal executive offices)        (Zip Code)


              Registrant's telephone number, including area code:
                                 (310) 452-4327

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

         ==============================================================

                   THIS REPORT INCLUDES A TOTAL OF 10 PAGES.
                      THE EXHIBIT INDEX APPEARS ON PAGE 4.




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Item 5.          Other Events.

         On July 14, 1995, L.A. Gear California, Inc. ("Borrower"), a wholly-owned subsidiary of L.A. Gear, Inc. (the "Company"), entered into the Fifth Amendment to Loan and Security Agreement effective as of May 31, 1995 (the "Fifth Amendment") to the Loan and Security Agreement, dated as of November 22, 1993, by and between Borrower and BankAmerica Business Credit, Inc. ("Lender"), as amended to date (the "Loan Agreement"), pursuant to which Lender provides to Borrower a revolving line of credit facility for loans and letters of credit in an aggregate amount not to exceed $75 million.

         The Fifth Amendment principally amends the Loan Agreement to (a) revise the definition of "Adjusted Tangible Net Worth"; (b) revise the minimum Adjusted Tangible Net Worth test for each fiscal quarter in the fiscal year ending November 30, 1995, and impose a monthly test of Adjusted Tangible Net Worth for each month in the fiscal year ending November 30, 1996; (c) revise the minimum Adjusted Net Earnings From Operations test for each fiscal quarter in the fiscal year ending November 30, 1995, and impose a monthly test of Adjusted Net Earnings From Operations for each month in the fiscal year ending November 30, 1996; (d) impose a $10 million limit on the amount of cash borrowings permitted, and revise the interest rate on such borrowings; and (e) revise the various fees payable pursuant to the Loan Agreement.

         The foregoing description of the Fifth Amendment is qualified in its entirety by reference to the full text of the Fifth Amendment, filed as Exhibit
99.8 hereto and incorporated herein by reference.

Item 7.          Financial Statements and Exhibits.

                 (a)      Financial Statements of Business Acquired.
                          Not applicable.

                 (b)      Pro Forma Financial Information.
                          Not applicable.

                 (c)      Exhibits.

                 99.8 Fifth Amendment to Loan and Security Agreement dated as of July 14, 1995, by and between L.A. Gear California, Inc. and BankAmerica Business Credit, Inc.





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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          L.A. GEAR, INC.



Dated:  July 17, 1995                     By:   /s/ William L. Benford
                                             ----------------------------------
                                                William L. Benford
                                                President and Chief Operating
                                                Officer



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                                 EXHIBIT INDEX

    Exhibit                                                                                       Page
      No.                            Document                                                      No.
    -------                          --------                                                     ----
    99.8                  Fifth Amendment to Loan and Security Agreement
                          dated as of July 14, 1995 by and between
                          L.A. Gear California, Inc. and BankAmerica Business
                          Credit, Inc.                                                             5





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